UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2007

SOURCE INTERLINK COMPANIES, INC.

(Exact name of registrant as specified in this charter)

Delaware	001-13437	20-2428299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27500 Riverview Center Blvd., Suite 400, Bonita Springs, FL 34134

(Address of Principal Executive Offices and Zip Code)

Registrant’s Telephone Number, including area code:  (239) 949-4450

Not applicable

(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement

                On October 30, 2007 (the “Termination Date”) Source Interlink Companies, Inc. (the “Company”) entered into a Separation, Consulting and General Release Agreement with Jason S. Flegel providing for his resignation of all positions within the Company or any of its affiliates, as an employee and/or officer (the “Separation Agreement”) effective October 31, 2007.  A copy of the Separation Agreement is filed with this report as Exhibit 10.1 and is incorporated herein by reference.  The summary of the Separation Agreement set forth below is qualified in its entirety by reference to the text of the Separation Agreement.

                Under the Separation Agreement, Mr. Flegel agrees to the termination of the Executive Employment Agreement by and between the Company and Mr. Flegel dated as of February 28, 2005 (the “Employment Agreement”) and filed as an Exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on March 4, 2005 in exchange for six monthly payments totaling $120,000.  Mr. Flegel also agrees to give up any right or claim to benefits or compensation agreement under the Employment Agreement and that he will only be entitled to the termination payment described in the preceding sentence and those benefits and compensation set forth in the Separation Agreement.  Under the Separation Agreement, Mr. Flegel will provide consulting services to the Company for a period of six (6) months after the Termination Date (the “Consulting Services”) and will be entitled to up to $380,000 in bonuses payable upon the Company obtaining certain business objectives.  Mr. Flegel has also agreed not to engage in any competitive activities, as defined in the Separation Agreement, until April 30, 2010.

Item 1.02               Termination of Material Definitive Agreement

                The Separation Agreement referenced in Item 1.01 above terminates the Executive Employment Agreement by and between the Company and Mr. Flegel dated as of February 28, 2005 and filed as an Exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on March 4, 2005.

Item 9.01 — Financial Statements and Exhibits

(d)          Exhibits

10.1         Separation Agreement dated October 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 2, 2007

SOURCE INTERLINK COMPANIES, INC.

By:	/s/ Marc Fierman
Marc Fierman
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

10.1         Separation Agreement dated October 30, 2007